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         POWER OF ATTORNEY                                            EXHIBIT 24

         THE PNC FINANCIAL SERVICES GROUP, INC.
         ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 2002


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of The PNC Financial Services Group, Inc. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints William S. Demchak, Thomas
R. Moore and Karen M. Barrett, and each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002;

And such persons hereby ratify and confirm all acts that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this 20th day of February, 2003.


Name/Signature                   Capacity

/s/James E. Rohr                 Chairman and Chief
---------------------------------Executive Officer
James E. Rohr


/s/Paul W. Chellgren             Director
---------------------------------
Paul W. Chellgren


/s/Robert N. Clay                Director
---------------------------------
Robert N. Clay


/s/J.Gary Cooper                 Director
---------------------------------
J. Gary Cooper


/s/George A. Davidson, Jr.       Director
---------------------------------
George A. Davidson, Jr.


/s/Richard B. Kelson             Director
---------------------------------
Richard B. Kelson


/s/Bruce C. Lindsay              Director
---------------------------------
Bruce C. Lindsay

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/s/Anthony A. Massaro            Director
---------------------------------
Anthony A. Massaro


/s/Thomas H. O'Brien             Director
---------------------------------
Thomas H. O'Brien


/s/Jane G. Pepper                Director
---------------------------------
Jane G. Pepper


/s/Lorene K. Steffes             Director
---------------------------------
Lorene K. Steffes


/s/Dennis F. Strigl              Director
---------------------------------
Dennis F. Strigl


/s/Stephen G. Thieke             Director
---------------------------------
Stephen G. Thieke


/s/Thomas J. Usher               Director
---------------------------------
Thomas J. Usher


/s/Milton A. Washington          Director
---------------------------------
Milton A. Washington


/s/Helge H. Wehmeier             Director
---------------------------------
Helge H. Wehmeier